BLACKROCK FUNDS V

BlackRock Core Bond Portfolio

BlackRock Low Duration Bond Portfolio

(each, a “Fund” and together, the “Funds”)

Supplement dated December 10, 2021 to the Statement of Additional Information (“SAI”) of the Funds,

dated January 28, 2021, as supplemented to date

Effective immediately, the following change is made to the Funds’ SAI:

The chart listing investments and investment strategies (the “Chart”) in the section of the SAI entitled “I. Investment Objectives and Policies” as it relates to each Fund is deleted in relevant part and replaced with the following:

	Low Duration Bond Portfolio	Core Bond Portfolio
Short Sales	X	X

Accordingly, the footnote to the Chart, as it relates to the Funds, is deleted.

Shareholders should retain this Supplement for future reference.

SAI-CBLD-1221SUP